UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Strategic Credit Fund

(Class I Shares: PSQIX)

(Class A Shares: PSQAX)

ANNUAL REPORT

APRIL 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (866) 933-9033 if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust's Funds you hold directly or through your financial intermediary, as applicable.

Palmer Square Strategic Credit Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	22
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	26
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	45
Supplemental Information	46
Expense Example	49

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Strategic Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Strategic Credit Fund

April 2019

The Palmer Square Strategic Credit Fund (“PSQIX/PSQAX” or the “Fund”) is a credit focused fund, which seeks to achieve strong risk adjusted absolute returns over a market cycle. The Fund benefits from a flexible mandate aiming to maximize return by investing long or short both across credit asset classes and among individual corporate credit issuers. The Fund has exhibited low correlation to equity and fixed income benchmarks and thus serves as a core credit alternative. Through the Fund’s ability to short, or bet against corporate credit securities, as well as the ability to utilize treasuries and interest rate derivatives, the Fund seeks to eliminate the majority of interest rate risk. Additionally, through the shorting of corporate credit securities, the Fund seeks to mitigate beta or market risk over the course of a credit cycle.

Performance Overview

Palmer Square is pleased to report PSQIX returned 2.39% (net of fees) for the one year period from 5/1/2018 to 4/30/2019.

In summary, the Fund’s performance has remained in line with expectations. The long/short credit component added exposure at the beginning of the year but has since taken net short exposure back close to zero. And the income component has continued to provide an attractive yield with minimal interest rate duration*. Our preferred exposure remains leveraged loans, and senior tranches of selected collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”) which add potential yield and diversification to the portfolio. On the investment grade (“IG”) side, we have shortened duration even further with a focus on the 1-1.5 year tenor given the flat yield curve environment.

PSQIX Performance Net of Fees (inception 5/17/2011)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	1.05%	0.35%	0.00%	0.19%									1.98%
2018	0.46%	0.12%	-0.12%	0.23%	0.23%	-0.05	0.35%	0.23%	0.11%	0.34%	-0.23%	-0.58%	1.10%
2017	1.53%	0.23%	0.12%	0.12%	0.23%	-0.28%	-0.12%	0.00%	-0.12%	0.12%	0.23%	0.00%	2.06%
2016	-5.01%	-7.48%	2.12%	4.67%	1.36%	2.69%	3.69%	1.60%	1.09%	1.44%	0.59%	0.72%	7.02%
2015	-0.41%	1.14%	0.20%	0.92%	1.01%	-0.74%	-1.43%	-1.45%	-0.95%	-2.66%	-0.44%	-2.55%	-7.20%
2014	0.70%	0.50%	0.20%	0.10%	-0.10%	0.29%	0.00%	0.30%	-0.10%	-0.50%	0.00%	-0.29%	1.10%
2013	1.98%	0.00%	0.41%	0.20%	1.01%	-1.20%	1.12%	0.20%	0.70%	0.50%	0.59%	0.44%	6.09%
2012	0.63%	1.04%	0.41%	-0.21%	-1.55%	-0.10%	-0.63%	1.27%	0.52%	-0.41%	-0.21%	0.45%	1.19%
2011					0.20%	-0.30%	0.30%	-4.39%	-0.94%	0.74%	-0.52%	0.11%	-4.80%

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

*	Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Performance Analysis Net of Fees (as of 4/30/2019)

	YTD 2019	1 Year	3 Years	5 Years	Since Inception Annualized
PSQIX	1.98%	2.39%	6.23%	0.80%	0.97%
BofA ML US 3-Month Treasury Bill Index	0.79%	2.18%	1.25%	0.78%	0.52%

Inception 5/17/2011. Class A shares – Annual Expense Ratio: Gross 4.45%/Net 3.33%; Maximum Sales Load 5.75%, Class I shares – Annual Expense Ratio: Gross 4.20%/Net 3.08%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until August 31, 2019, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. You may qualify for sales charge discounts if you invest at least $50,000 in Class A shares of the Fund. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Attribution by Allocation

By Strategy, the Fund’s allocation to IG corporate debt delivered the highest contribution of +0.98% in the year ending 4/30/2019. This was initially driven by focusing exposure on the front end of the curve, thereby minimizing the impact from interest rates which rose for most of the year in 2018. However, later in the year as IG credit spreads widened out to very wide levels, the Fund further increased it’s exposure to IG bonds, which from there steadily rallied in the YTD period ending 4/30/2019. The allocation to CLO debt was the next highest contributor at +0.97%, which was mostly attributed to some opportunistic trading late in 2018. Bank debt contributed +0.74%, where our focus remains on relatively high quality issuers. Lastly, HY corporate debt contributed +0.48% which is a solid contribution given next exposure to HY average zero for most of the fiscal year (i.e. the Fund had a similar amount of longs and shorts on). For this period no sectors detracted from performance.

Allocation and Gross Attribution

	6/30/2018 Allocation	9/30/2018 Allocation	12/31/2018 Allocation	4/30/2019 Allocation	Attribution 1 Year Ending 4/30/2019
Bank Debt	21%	20%	20%	10%	0.74%
CLO Debt	13%	16%	12%	14%	0.97%
ABS	11%	9%	11%	10%	0.35%
RMBS	3%	0%	2%	0%	0.09%
CMBS	3%	1%	1%	1%	0.06%
IG Corp Debt	29%	31%	40%	36%	0.98%
HY Corp Debt	20%	22%	12%	22%	0.48%
Gov’t Bonds	0%	2%	2%	8%	0.03%

Asset-backed Securities (ABS), Residential Mortgage-backed Securities (RMBS), Commercial Mortgage-backed Securities (CMBS). Please note allocation and attribution above is a % of the invested portfolio and does not include cash and/ or hedges. Gross attribution does not include hedges, expenses and fees if applicable. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

*	Tight spreads refers to the narrow difference between the bid and ask price of a security or asset.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

2019 High Yield Market Overview

The HY market bounced back strongly in Q1 2019 with the ICE BAML High Yield Index (“Index”) returning +7.40%, the strongest start of the year since 1992. The composition of the Q1 return can be broken down into lower interest rates (+1.30% contribution), spreads moving 128 bps tighter to 405 bps (+4.51% contribution), and coupon interest of +1.59%. The rally in spreads was partly driven by an exaggerated move in Q4 2019 (which in turn was partly due to technicals rather than fundamentals), partly due to retail fund inflows and partly due to a moderate improvement in forward looking macro data. Additionally, an increasingly dovish Fed also buoyed sentiment which led to a broad rally across nearly every risky asset class.

The HY market outperformed both the JPMorgan Leveraged Loan Index which returned +3.89% as well as the ICE BAML Investment Grade Index which returned +5.01%.

The spread on the HY index finished the quarter at 405 bps, retracing around 70% of the widening experienced in the Q4 2018. On a yield basis, HY finished the year at 6.48% yield- to-worst (the lowest yield an investor can expect when investing in a callable bond).

Sector-wise, retail was the strongest sector at +8.82%, followed by energy at +8.42%, aerospace +8.29%, publishing at +8.16%, and consumer products at +8.14%. No sector posted a negative return, but notable underperforming sectors include transportation at +2.78%, media at +3.19% and airlines at +4.12%.

Ratings-wise, CCC-rated and lower bonds lead the way at +7.90% however BB-rated bonds significantly outperformed on a risk-adjusted basis coming in at +7.38%. This outperformance is best illustrated when looking at how much spreads have retraced the widening that occurred in Q4. BB-rated bonds retraced 86% while B-rated bonds retraced 61% and CCC-rated and lower bonds retraced only 42%.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Outside of the strong rally itself, the outperformance of BB-rated bonds was probably the biggest theme in Q1 2019. A lot of this outperformance is simply due to BBs underperforming in Q4 2018, which itself was more a function of technicals. Retail investors pulled $16bn from HY funds in Q4 forcing these funds to sell their most liquid holdings, which tend to be BB-rated given their higher quality and larger issue sizes. So when the market bounced back in early 2019, BB-rated were the first bonds to be bid back up. And by quarter end, BB-rated bonds were essentially back to levels seen in September 2018.

After this strong run in BB-rated bonds, we now view them as relatively unattractive versus both B and CCC-rated bonds as well as versus BBB-rated bonds. This is mostly due to the poor convexity that BB-rated bonds now exhibit. That is, the majority of these bonds are now trading close to their call prices limiting further upside from a cash price perspective. So with that in mind, in this fund and others, with HY exposure we have strategically reduced our exposure to BB-rated bonds.

For the first quarter, retail investors injected over $12bn into HY funds while loan funds continued to see smaller but steady outflows (-$8bn YTD). On the supply side, HY gross issuance bounced back nicely after a rare zero issuance month in December. So far, we’ve seen $65bn in gross issuance which is still down 10% vs last year. As for loans, gross issuance this year stands at $67bn which is down 70% vs last year. Indeed, one of the more interesting themes this year has been the shift in issuer preference from loan to bonds, and in particularly secured bonds.

Turning to IG corporate bonds, the ICE BAML Investment Grade Index returned 5.01% in Q1 2019, the strongest start to the year since 1995. Returns were boosted by both 32 bps of spread tightening and lower rates as well. The yield on the 10-year Treasury bond has tightened from 3.2% in early November to 2.4% at quarter end. Indeed, the last two Fed meetings were quite dovish which has led to a strong bid for rates. By rating, BBB-rated bonds outperformed the rest of IG with a total return of +5.58% and an excess return of +3.40%. The size and quality of the BBB-rated market has led to a lot of angst in the corporate credit market, specifically with respect to the risk of a mass downgrade cycle. This angst also led to BBB-rated spreads widening out significantly in Q4 2018, so the YTD outperformance isn’t entirely surprising given dedicated IG investors were likely underweight the space at the beginning of the year. Lastly, on the primary side, IG gross issuance stands at $323bn YTD, down only 6% vs last year.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

In summary, the Fund’s performance has remained in line with expectations. The long/short credit component added exposure at the beginning of the year but has since taken net exposure back close to zero. And the income component has continued to provide an attractive yield with minimal interest rate duration*. Our preferred exposure remains leveraged loans, and senior tranches of selected collateralized loan obligations and asset-backed securities which added yield and diversification to the portfolio. On the IG side, we have shortened duration even further with a focus on the 1-1.5 year tenor given the flat yield curve environment.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

*	Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Fund will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The securities issued under the CLO transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This overview shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

BofA ML US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio. Additionally, please note that certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square employees or representatives do not assume any responsibility for the accuracy of such information.

The Palmer Square Strategic Credit Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Strategic Credit Fund

FUND PERFORMANCE at April 30, 2019 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The performance graph above is shown for the Fund’s Class I Shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class I1	2.39%	0.80%	0.97%	05/17/11
Class A2	2.06%	0.52%	0.70%	05/17/11
After deducting maximum sales charge Class A2	-3.82%	-0.67%	-0.05%	05/17/11
ICE BofA Merril Lynch U.S. 3-Month Treasury Bill Index	2.18%	0.78%	0.52%	05/17/11

[1]	Class I shares do not have any initial or contingent deferred sales charge.
[2]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 933-9033.

Gross and net expense ratio for Class I shares were 4.20% and 3.08%, respectively, and for Class A shares were 4.45% and 3.33%, respectively, which were the amounts stated in the current prospectus dated September 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.64% of the average daily net assets of the Fund’s Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2019 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Palmer Square Strategic Credit Fund

FUND PERFORMANCE at April 30, 2019 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of April 30, 2019

Principal Amount		Value
	BANK LOANS — 11.8%
$74,433	Alphabet Holding Co., Inc. 5.983% (US LIBOR+350 basis points), 9/28/2024[1,2,3]	$69,874
49,747	Ascend Learning LLC 5.483% (US LIBOR+300 basis points), 7/12/2024[1,2,3]	49,644
74,384	AssuredPartners, Inc. 5.733% (US LIBOR+325 basis points), 10/22/2024[1,2,3]	74,152
74,810	BCP Raptor LLC 6.879% (US LIBOR+425 basis points), 6/30/2024[1,2,3]	72,528
30,000	Boxer Parent Co., Inc. 6.851% (US LIBOR+425 basis points), 10/2/2025[1,2,3,4,5]	29,869
75,000	California Resources Corp. 7.243% (US LIBOR+475 basis points), 12/31/2022[1,2,3]	72,956
50,000	Cengage Learning, Inc. 5.250% (US LIBOR+425 basis points), 6/7/2023[1,4,5]	48,375
74,325	Covia Holdings Corp. 6.348% (US LIBOR+375 basis points), 6/1/2025[1,2,3]	66,295
75,000	Dun & Bradstreet Corp. 7.479% (US LIBOR+500 basis points), 2/6/2026[1,2,3]	75,657
90,000	Energizer Holdings, Inc. 4.734% (US LIBOR+225 basis points), 1/2/2026[1,2,3,4,5]	90,169
74,813	Envision Healthcare Corp. 6.233% (US LIBOR+375 basis points), 10/11/2025[1,2,3]	72,415
40,000	GGP Nimbus LP 4.565% (US LIBOR+250 basis points), 8/24/2025[1,4,5]	39,236
49,874	INEOS U.S. Finance LLC 4.483% (US LIBOR+200 basis points), 3/31/2024[1,2,3]	49,721
	Lightstone Holdco LLC
90,373	6.233% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	90,118
5,097	6.233% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	5,083
75,000	Minotaur Acquisition, Inc. 7.483% (US LIBOR+500 basis points), 3/29/2026[1,2,3]	74,437
141,830	Murray Energy Corp. 9.749% (US LIBOR+725 basis points), 10/17/2022[1,3]	113,605
34,913	RegionalCare Hospital Partners Holdings, Inc. 6.987% (US LIBOR+450 basis points), 11/16/2025[1,2,3]	35,131
84,784	Sprint Communications, Inc. 5.000% (US LIBOR+250 basis points), 2/3/2024[1,2,3]	82,537
74,063	Talbots, Inc. 9.483% (US LIBOR+700 basis points), 11/28/2022[1,2,3]	73,507
73,876	U.S. Silica Co. 6.500% (US LIBOR+400 basis points), 5/1/2025[1,3]	70,984

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	BANK LOANS (Continued)
$60,000	United Airlines, Inc. 4.233% (US LIBOR+175 basis points), 4/1/2024[1,2,3,4,5]	$59,850
	Total Bank Loans
	(Cost $1,436,455)	1,416,143
	BONDS — 62.0%
	ASSET-BACKED SECURITIES — 26.8%
	Ally Auto Receivables Trust
126,142	Series 2017-3, Class A3, 1.740%, 9/15/2021[2]	125,606
33,138	Series 2017-4, Class A3, 1.750%, 12/15/2021[2]	32,968
75,000	Ascentium Equipment Receivables Series 2019-1A, Class A1, 2.659%, 4/10/2020[2,6]	75,015
	BMW Vehicle Lease Trust
70,000	Series 2017-2, Class A3, 2.070%, 10/20/2020[2]	69,891
50,000	Series 2019-1, Class A2, 2.790%, 3/22/2021[2]	50,088
35,000	CarMax Auto Owner Trust Series 2017-3, Class A3, 1.970%, 4/15/2022[2]	34,820
	CNH Equipment Trust
9,199	Series 2018-B, Class A1, 2.470%, 10/15/2019[2]	9,199
72,239	Series 2016-B, Class A3, 1.630%, 8/15/2021[2]	71,884
13,372	Series 2018-A, Class A2, 2.780%, 8/16/2021[2]	13,395
27,000	Series 2018-B, Class A2, 2.930%, 12/15/2021[2]	27,038
250,000	Cumberland Park CLO Ltd. Series 2015-2A, Class DR, 5.292% (LIBOR 3 Month+270 basis points), 7/20/2028[2,3,6]	248,125
41,573	Dell Equipment Finance Trust Series 2018-1, Class A2B, 2.787% (LIBOR 1 Month+30 basis points), 10/22/2020[2,3,6]	41,584
59,259	DLL LLC Series 2018-ST2, Class A2, 3.140%, 10/20/2020[2,6]	59,264
	Dryden Senior Loan Fund
350,000	Series 2016-43A, Class ER, 8.692% (LIBOR 3 Month+610 basis points), 7/20/2029[2,3,6]	344,610
250,000	Series 2015-41A, Class DR, 5.197% (LIBOR 3 Month+260 basis points), 4/15/2031[2,3,6]	238,150
8,759	Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.630%, 2/22/2022[2,6]	8,740
	Ford Credit Auto Lease Trust
3,572	Series 2018-B, Class A1, 2.452%, 10/15/2019[2]	3,572
26,000	Series 2018-B, Class A2B, 2.633% (LIBOR 1 Month+16 basis points), 4/15/2021[2,3]	26,002
13,000	Series 2018-B, Class A2A, 2.930%, 4/15/2021[2]	13,015
	Ford Credit Auto Owner Trust
6,837	Series 2015-B, Class A4, 1.580%, 8/15/2020[2]	6,833

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$49,171	Series 2018-B, Class A2A, 2.960%, 9/15/2021[2]	$49,262
100,000	FREMF Mortgage Trust Series 2014-K715, Class C, 4.259%, 2/25/2046[2,6,7]	101,347
	GM Financial Automobile Leasing Trust
1,392	Series 2017-3, Class A2A, 1.720%, 1/21/2020[2]	1,391
17,816	Series 2018-3, Class A2B, 2.657% (LIBOR 1 Month+17 basis points), 9/21/2020[2,3]	17,816
11,580	Series 2018-3, Class A2A, 2.890%, 9/21/2020[2]	11,590
30,000	Series 2019-2, Class A2A, 2.670%, 6/21/2021[2]	29,998
	Highbridge Loan Management Ltd.
250,000	Series 7A-2015, Class DR, 5.084% (LIBOR 3 Month+240 basis points), 3/15/2027[2,3,6]	238,875
250,000	Series 2013-2A, Class DR, 9.192% (LIBOR 3 Month+660 basis points), 10/20/2029[2,3,6]	245,900
75,000	Honda Auto Receivables Owner Trust Series 2019-1, Class A2, 2.750%, 9/20/2021[2]	75,104
56,584	Hyundai Auto Lease Securitization Trust Series 2017-A, Class A3, 1.880%, 8/17/2020[2,6]	56,539
250,000	Madison Park Funding Ltd. Series 2015-19A, Class DR, 6.942% (LIBOR 3 Month+435 basis points), 1/22/2028[2,3,6]	240,600
	Nissan Auto Receivables Owner Trust
30,427	Series 2016-A, Class A3, 1.340%, 10/15/2020[2]	30,362
161,315	Series 2017-A, Class A3, 1.740%, 8/16/2021[2]	160,741
150,000	Verizon Owner Trust Series 2017-2A, Class A, 1.920%, 12/20/2021[2,6]	149,342
250,000	Voya CLO Ltd. Series 2016-1A, Class DR, 7.842% (LIBOR 3 Month+525 basis points), 1/20/2031[2,3,6]	230,700
	World Omni Automobile Lease Securitization Trust
47,328	Series 2017-A, Class A3, 2.130%, 4/15/2020[2]	47,250
43,138	Series 2018-B, Class A2B, 2.653% (LIBOR 1 Month+18 basis points), 6/15/2021[2,3]	43,134
	Total Asset-Backed Securities
	(Cost $3,237,683)	3,229,750
	CORPORATE — 26.7%
	BASIC MATERIALS — 1.2%
100,000	Freeport-McMoRan, Inc. 4.000%, 11/14/2021	101,375
50,000	Venator Finance Sarl / Venator Materials LLC 5.750%, 7/15/2025[2,6,8]	47,375
		148,750

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS — 4.4%
$70,000	Cincinnati Bell, Inc. 7.000%, 7/15/2024[2,6]	$64,927
75,000	EIG Investors Corp. 10.875%, 2/1/2024[2]	80,531
45,000	Entercom Media Corp. 6.500%, 5/1/2027[2,6]	46,013
60,000	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc. 9.875%, 5/1/2024[2,6]	61,500
75,000	Hughes Satellite Systems Corp. 6.500%, 6/15/2019	75,396
200,000	Verizon Communications, Inc. 2.625%, 2/21/2020	200,000
		528,367
	CONSUMER, CYCLICAL — 2.9%
30,000	AMC Entertainment Holdings, Inc. 6.125%, 5/15/2027[2]	28,087
20,000	BMW U.S. Capital LLC 3.150%, 4/18/2024[2,6]	20,073
50,000	Dollar Tree, Inc. 3.288% (LIBOR 3 Month+70 basis points), 4/17/2020[2,3]	50,004
40,000	Golden Nugget, Inc. 8.750%, 10/1/2025[2,6]	42,000
60,000	Hyundai Capital America 3.529% (LIBOR 3 Month+94 basis points), 7/8/2021[3,6]	60,060
60,000	Nissan Motor Acceptance Corp. 3.243% (LIBOR 3 Month+63 basis points), 9/21/2021[3,6]	59,648
	Scientific Games International, Inc.
20,000	10.000%, 12/1/2022[2]	21,125
40,000	8.250%, 3/15/2026[2,6]	41,550
20,000	Toyota Motor Credit Corp. 3.050%, 1/8/2021	20,175
		342,722
	CONSUMER, NON-CYCLICAL — 2.9%
60,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 7/15/2023[2,6,8]	49,200
30,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 6.500%, 4/15/2029[2,6,8]	31,875
45,000	Laureate Education, Inc. 8.250%, 5/1/2025[2,6]	48,937

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$225,000	UnitedHealth Group, Inc. 2.125%, 3/15/2021	$223,168
		353,180
	ENERGY — 6.0%
100,000	Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 9/15/2024[2,9]	102,440
	CSI Compressco LP / CSI Compressco Finance, Inc.
30,000	7.250%, 8/15/2022[2]	26,775
30,000	7.500%, 4/1/2025[2,6]	29,288
38,000	Denbury Resources, Inc. 9.000%, 5/15/2021[2,6]	38,760
125,000	Enbridge, Inc. 3.311% (LIBOR 3 Month+70 basis points), 6/15/2020[3,8]	125,291
150,000	Energy Transfer Operating LP 7.500%, 10/15/2020	159,604
10,000	EnLink Midstream LLC 5.375%, 6/1/2029[2]	10,050
25,000	Montage Resources Corp. 8.875%, 7/15/2023[2]	24,063
10,000	Murray Energy Corp. 11.250%, 4/15/2021[2,6]	5,000
200,000	Plains All American Pipeline LP / PAA Finance Corp. 2.600%, 12/15/2019[2]	199,553
		720,824
	FINANCIAL — 4.3%
7,000	Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/2025[2,6]	6,370
200,000	Aircastle Ltd. 5.500%, 2/15/2022[8,9]	210,959
29,000	AssuredPartners, Inc. 7.000%, 8/15/2025[2,6]	27,550
250,000	Goldman Sachs Group, Inc. 3.408% (LIBOR 3 Month+80 basis points), 12/13/2019[3]	250,867
25,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 9.375%, 4/1/2027[2,6]	26,031
		521,777
	INDUSTRIAL — 2.7%
30,000	ARD Securities Finance SARL 8.750%, 1/31/2023[2,6,8]	29,737

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$40,000	Avolon Holdings Funding Ltd. 3.625%, 5/1/2022[2,6,8]	$40,132
250,000	Vulcan Materials Co. 3.211% (LIBOR 3 Month+60 basis points), 6/15/2020[3]	249,785
		319,654
	TECHNOLOGY — 0.8%
10,000	Dell International LLC / EMC Corp. 4.900%, 10/1/2026[2,6]	10,253
60,000	Exela Intermediate LLC / Exela Finance, Inc. 10.000%, 7/15/2023[2,6]	60,731
30,000	West Corp. 8.500%, 10/15/2025[2,6]	26,588
		97,572
	UTILITIES — 1.5%
60,000	Edison International 4.125%, 3/15/2028[2]	58,187
120,000	Vistra Energy Corp. 7.625%, 11/1/2024[2]	126,750
		184,937
	Total Corporate
	(Cost $3,182,031)	3,217,783
	U.S. GOVERNMENT — 8.5%
	United States Treasury Bill
250,000	2.407%, 6/13/2019	249,288
275,000	2.429%, 6/20/2019	274,093
500,000	2.425%, 7/5/2019	497,849
	Total U.S. Government
	(Cost $1,021,228)	1,021,230
	Total Bonds
	(Cost $7,440,942)	7,468,763
	COMMERCIAL PAPER — 15.7%
100,000	Anheuser-Busch Companies, LLC 2.780%, 6/27/2019	99,568
150,000	Bell Canada 2.820%, 7/3/2019	149,267
100,000	Campbell Soup Co. 3.020%, 5/29/2019	99,783
150,000	Entergy Corp. 2.850%, 6/6/2019	149,569

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	COMMERCIAL PAPER (Continued)
$250,000	FMC Technology 2.850%, 6/12/2019	$249,190
150,000	Molson Coors Brewing Company 2.920%, 5/13/2019	149,855
	Nissan Motor Acceptance Corporation
150,000	2.650%, 5/29/2019	149,698
100,000	2.870%, 6/17/2019	99,656
100,000	Oncor Electric Delivery Co. 2.630%, 5/22/2019	99,836
	Stanley Black & Decker, Inc
100,000	2.600%, 5/23/2019	99,828
150,000	2.620%, 5/28/2019	149,705
250,000	TransCanada Pipeline 2.782%, 7/8/2019	248,673
150,000	VW Credit, Inc. 2.840%, 7/8/2019	149,204
	Total Commercial Paper
	(Cost $1,893,786)	1,893,832

Number of Shares
	COMMON STOCKS — 0.1%
	TECHNOLOGY — 0.0%
1,820	Exela Technologies, Inc.*	5,988
	UTILITIES — 0.1%
297	Vistra Energy Corp.	8,093
	Total Common Stocks
	(Cost $14,503)	14,081

Number of Contracts
	PURCHASED OPTION CONTRACTS — 0.1%
	PUT OPTIONS — 0.1%
	EQUITY — 0.1%
	Lam Research Corp.
6	Exercise Price: $150.00, Notional Amount: $90,000, Expiration Date: October 18, 2019	1,410
5	Exercise Price: $140.00, Notional Amount: $70,000, Expiration Date: January 17, 2020	1,643
12	Mallinckrodt PLC Exercise Price: $15.00, Notional Amount: $18,000, Expiration Date: January 17, 2020	3,450

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Number of Contracts		Value
	PURCHASED OPTION CONTRACTS (Continued)
	EQUITY (Continued)
11	Micron Technology Inc. Exercise Price: $35.00, Notional Amount: $38,500, Expiration Date: October 18, 2019	$2,029
	Micron Technology, Inc.
50	Exercise Price: $20.00, Notional Amount: $100,000, Expiration Date: July 19, 2019	—
10	Exercise Price: $32.00, Notional Amount: $32,000, Expiration Date: January 17, 2020	1,755
61	Netflix, Inc. Exercise Price: $150.00, Notional Amount: $915,000, Expiration Date: January 17, 2020	3,965
3	Square, Inc. Exercise Price: $35.00, Notional Amount: $10,500, Expiration Date: January 17, 2020	101
10	Western Digital Corp. Exercise Price: $40.00, Notional Amount: $40,000, Expiration Date: October 18, 2019	1,800
		16,153
	Total Put Options
	(Cost $24,013)	16,153
	Total Purchased Option Contracts
	(Cost $24,013)	16,153

Number of Shares
	SHORT-TERM INVESTMENTS — 5.3%
631,814	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 2.276%[9,10]	631,814
	Total Short-Term Investments
	(Cost $631,814)	631,814
	TOTAL INVESTMENTS — 95.0%
	(Cost $11,441,513)	11,440,786
	Other Assets in Excess of Liabilities — 5.0%	599,004
	TOTAL NET ASSETS — 100.0%	$12,039,790

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	SECURITIES SOLD SHORT — (21.0)%
	BONDS — (21.0)%
	CORPORATE — (21.0)%
	BASIC MATERIALS — (1.1)%
$(60,000)	INEOS Group Holdings S.A. 5.625%, 8/1/2024[2,6,8]	$(60,750)
(75,000)	Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.000%, 10/1/2026[2,6,8]	(77,156)
		(137,906)
	COMMUNICATIONS — (0.2)%
(25,000)	Cengage Learning, Inc. 9.500%, 6/15/2024[2,6]	(23,438)
	CONSUMER, CYCLICAL — (7.2)%
(140,000)	1011778 BC ULC / New Red Finance, Inc. 5.000%, 10/15/2025[2,6,8]	(139,125)
(100,000)	Aramark Services, Inc. 5.000%, 4/1/2025[2,6]	(103,000)
(125,000)	Aston Martin Capital Holdings Ltd. 6.500%, 4/15/2022[2,6,8]	(124,375)
(80,000)	Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/1/2025[2]	(80,000)
(150,000)	SRS Distribution, Inc. 8.250%, 7/1/2026[2,6]	(147,000)
(106,000)	Tempur Sealy International, Inc. 5.500%, 6/15/2026[2]	(106,000)
(60,000)	United Continental Holdings, Inc. 5.000%, 2/1/2024	(62,100)
(100,000)	Whirlpool Corp. 3.700%, 5/1/2025	(101,163)
		(862,763)
	CONSUMER, NON-CYCLICAL — (1.4)%
(125,000)	DaVita, Inc. 5.125%, 7/15/2024[2]	(125,312)
(60,000)	Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.625%, 10/15/2023[2,6,8]	(47,100)
		(172,412)
	FINANCIAL — (1.7)%
(215,000)	Washington Prime Group LP 5.950%, 8/15/2024[2]	(199,581)
	INDUSTRIAL — (4.0)%
(205,000)	Avnet, Inc. 4.625%, 4/15/2026[2]	(208,730)

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Principal Amount		Value
	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$(60,000)	Energizer Holdings, Inc. 7.750%, 1/15/2027[2,6]	$(65,175)
(60,000)	Griffon Corp. 5.250%, 3/1/2022[2]	(60,225)
(140,000)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.000%, 7/15/2024[2,6]	(144,987)
		(479,117)
	TECHNOLOGY — (5.4)%
(30,000)	Banff Merger Sub, Inc. 9.750%, 9/1/2026[2,6]	(30,150)
(175,000)	Micron Technology, Inc. 5.500%, 2/1/2025[2]	(181,078)
(250,000)	NCR Corp. 6.375%, 12/15/2023[2]	(257,500)
(130,000)	Seagate HDD Cayman 4.875%, 6/1/2027[2,8]	(124,582)
(6,000)	Veritas US, Inc. / Veritas Bermuda Ltd. 10.500%, 2/1/2024[2,6]	(5,505)
(60,000)	Western Digital Corp. 4.750%, 2/15/2026[2]	(58,050)
		(656,865)
	Total Corporate
	(Proceeds $2,489,953)	(2,532,082)
	Total Bonds
	(Proceeds $2,489,953)	(2,532,082)
	Total Securities Sold Short
	(Proceeds $2,489,953)	(2,532,082)

*	Non-income producing security.
[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Callable.
[3]	Floating rate security.

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,120,150 which represents 34.2% of Net Assets.
[7]	Variable rate security.
[8]	Foreign security denominated in U.S. Dollars.
[9]	All or a portion of this security is segregated as collateral for securities sold short.
[10]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

Security Type/Sector	Percent of Total Net Assets
Bank Loans	11.8%
Bonds
Asset-Backed Securities	26.8%
Corporate	26.7%
U.S. Government	8.5%
Total Bonds	62.0%
Commercial Paper	15.7%
Common Stocks
Utilities	0.1%
Technology	0.0%
Total Common Stocks	0.1%
Purchased Option Contracts
Put Options	0.1%
Total Purchased Option Contracts	0.1%
Short-Term Investments	5.3%
Total Investments	95.0%
Other Assets in Excess of Liabilities	5.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2019

SWAP CONTRACTS

CREDIT DEFAULT SWAP CONTRACTS

		Pay/(b)
		Receive				Premium	Unrealized
Counterparty/	Rating(a)	Fixed	Fixed Rate/	Expiration	Notional	Paid	Appreciation/
Reference Entity	(S&P)	Rate	Frequency	Date	Amount	(Received)	(Depreciation)	Value
Morgan Stanley
American Axle & Manufacturing, Inc.	-	Pay	5%/Quarterly	6/20/24	$100,000	$(7,189)	$(3,653)	$(10,842)
J.P. Morgan
American Axle & Manufacturing, Inc.	-	Pay	5%/Quarterly	6/20/24	50,000	(5,185)	(236)	(5,421)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(12,374)	$(3,889)	$(16,263)

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at April 30, 2019.
(b)	If Palmer Square Strategic Credit Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Strategic Credit Fund is receiving a fixed rate, Palmer Square Strategic Credit Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2019

Assets:
Investments, at value (cost $11,417,500)	$11,424,633
Purchased options contracts, at value (cost $24,013)	16,153
Cash	263,230
Cash held by broker for securities sold short and swap contracts	2,465,188
Receivables:
Investment securities sold	894,155
Dividends and interest	51,579
Due from Advisor	743
Prepaid expenses	26,095
Total assets	15,141,776

Liabilities:
Securities sold short, at value (proceeds $2,489,953)	2,532,082
Foreign currency due to custodian, at value (proceeds $61)	60
Payables:
Investment securities purchased	431,414
Premiums received on open swap contracts	12,374
Unrealized depreciation on open swap contracts	3,889
Shareholder servicing fees (Note 6)	2,142
Distribution fees (Note 7)	196
Interest on securities sold short	36,226
Auditing fees	22,513
Fund accounting and administration fees	19,630
Transfer agent fees and expenses	6,375
Custody fees	2,056
Trustees' deferred compensation (Note 3)	2,022
Trustees' fees and expenses	1,245
Chief Compliance Officer fees	821
Accrued other expenses	28,941
Total liabilities	3,101,986

Net Assets	$12,039,790

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

STATEMENT OF ASSETS AND LIABILITIES – Continued

As of April 30, 2019

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	66,201,422
Total accumulated deficit	(54,161,632)
Net Assets	$12,039,790

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$11,411,215
Shares of beneficial interest issued and outstanding	1,302,640
Offering and redemption price per share	$8.76

Class A Shares:
Net assets applicable to shares outstanding	$628,575
Shares of beneficial interest issued and outstanding	72,057
Redemption price*	8.72
Maximum sales charge (5.75% of offering price)**	0.53
Maximum offering price to public	$9.25

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2019

Investment Income:
Interest	$665,424
Dividends	165
Total investment income	665,589

Expenses:
Advisory fees	147,065
Interest on securities sold short	128,160
Fund accounting and administration fees	85,521
Legal fees	55,369
Registration fees	44,380
Transfer agent fees and expenses	28,090
Auditing fees	22,499
Shareholder servicing fees (Note 6)	14,967
Shareholder reporting fees	11,480
Custody fees	11,002
Trustees' fees and expenses	8,001
Miscellaneous	7,001
Chief Compliance Officer fees	6,205
Distribution fees (Note 7)	1,853
Insurance fees	1,380
Interest expense	982
Total expenses	573,955
Advisory fees waived	(147,065)
Other expenses absorbed	(81,405)
Fees paid indirectly (Note 3)	(8,005)
Net expenses	337,480
Net investment income	328,109

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(176,490)
Purchased option contracts	(6,647)
Securities sold short	102,828
Swap contracts	7,058
Swaption contracts	(3,125)
Written option contracts	1,523
Foreign currency transactions	(4,185)
Net realized loss	(79,038)
Net change in unrealized appreciation/depreciation on:
Investments	142,047
Purchased option contracts	(1,712)
Securities sold short	(48,234)
Swap contracts	(2,303)
Written option contracts	(557)
Net change in unrealized appreciation/depreciation	89,241
Net realized and unrealized gain	10,203

Net Increase in Net Assets from Operations	$338,312

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$328,109	$356,040
Net realized loss on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts, swap contracts, and foreign currency transactions	(79,038)	(870,042)
Net change in unrealized appreciation/depreciation on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts, swap contracts, and foreign currency transactions	89,241	626,655
Net increase in net assets resulting from operations	338,312	112,653

Distributions to Shareholders:
Distributions:[1]
Class I	(240,628)
Class A	(9,818)
From net investment income:
Class I		(136,049)
Class A		(5,933)
Total distributions to shareholders	(250,446)	(141,982)

Capital Transactions:
Net proceeds from shares sold:
Class I	563,269	795,187
Class A	77,460	30,000
Reinvestment of distributions:
Class I	188,079	117,755
Class A	9,363	5,796
Cost of shares redeemed:
Class I	(5,315,924)	(16,185,347)
Class A	(777,915)	(1,511,793)
Net decrease in net assets from capital transactions	(5,255,668)	(16,748,402)

Total decrease in net assets	(5,167,802)	(16,777,731)

Net Assets:
Beginning of period	17,207,592	33,985,323
End of period[2]	$12,039,790	$17,207,592

Capital Share Transactions:
Shares sold:
Class I	64,863	92,006
Class A	8,941	3,480
Shares reinvested:
Class I	21,806	13,660
Class A	1,089	675
Shares redeemed:
Class I	(611,006)	(1,870,816)
Class A	(89,823)	(175,158)
Net decrease in capital share transactions	(604,130)	(1,936,153)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	For the year ended April 30, 2018, net assets included accumulated undistributed net investment income of $44,254. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

STATEMENT OF CASH FLOWS

For the Year Ended April 30, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$338,312
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(20,936,089)
Sales of long-term portfolio investments	28,773,722
Proceeds from securities sold short	8,593,175
Cover short securities	(7,787,374)
Closed written options	(724)
Purchase of short-term investments, net	(2,591,595)
Return of capital dividends received	5,036
Decrease in foreign currency	48
Increase in investment securities sold receivable	(841,906)
Decrease in dividends and interest receivable	23,825
Decrease in prepaid expenses	1,377
Decrease in due from Advisor	6,575
Decrease in investment securities purchased	(494,174)
Decrease in premiums received on open swap contracts	(21,554)
Increase in dividends and interest on securities sold short	1,479
Decrease in accrued expenses	(15,669)
Net amortization on investments	(42,347)
Net realized loss	76,935
Net change in unrealized appreciation/depreciation	(89,241)
Net cash provided by operating activities	4,999,811
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	640,729
Cost of shares redeemed	(6,115,402)
Dividends paid to shareholders, net of reinvestments	(53,004)
Net cash used for financing activities	(5,527,677)

Net decrease in cash	(527,866)

Cash and cash equivalents:
Beginning cash balance	1,238,943
Beginning cash held at broker	1,869,301
Beginning segregated cash held by custodian	148,040
Total beginning cash and cash equivalents	3,256,284

Ending cash balance	263,230
Ending cash held at broker	2,465,188
Total ending cash and cash equivalents	$2,728,418

Non cash financing activities not included herein consist of $197,442 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.70	$8.68	$8.08	$9.91	$10.13
Income from Investment Operations:
Net investment income[1]	0.19	0.14	0.16	0.46	0.34
Net realized and unrealized gain (loss)	0.01	(0.07)	1.07	(1.85)	(0.19)
Total from investment operations	0.20	0.07	1.23	(1.39)	0.15
Less Distributions:
From net investment income	(0.14)	(0.05)	(0.63)	(0.44)	(0.22)
From net realized gains	–	–	–	–	(0.15)
Total distributions	(0.14)	(0.05)	(0.63)	(0.44)	(0.37)

Net increase from payments by affiliates	–	–	–	– [2,4]	–

Net asset value, end of period	$8.76	$8.70	$8.68	$8.08	$9.91

Total return[3]	2.39%	0.76%	16.05%	(14.39)%[4]	1.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,411	$15,893	$31,195	$41,827	$307,472

Ratio of expenses to average net assets (including interest expense, commitment fees, and interest on securities sold short):
Before fees waived/recovered[5]	3.85%	4.18%	4.62%	2.38%	2.19%
After fees waived/recovered[5]	2.26%	3.06%	4.04%	2.40%	2.31%

Ratio of net investment income to average net assets (including interest expense, commitment fees, and interest on securities sold short):
Before fees waived/recovered	0.63%	0.48%	1.34%	5.00%	3.52%
After fees waived/recovered	2.22%	1.61%	1.92%	4.98%	3.40%

Portfolio turnover rate[6]	212%	204%	255%	213%	206%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The advisor reimbursed the Fund $92,173 for losses from a secuirty valuation and two trade errors. Payment had no impact to the total return.
[5]	If interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.87%, 1.67%, 2.65%, 1.01%, and 0.57% for the years ended April 30, respectively.
[6]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.66	$8.64	$8.04	$9.88	$10.09
Income from Investment Operations:
Net investment income[1]	0.17	0.12	0.14	0.43	0.31
Net realized and unrealized gain (loss)	0.01	(0.07)	1.06	(1.86)	(0.18)
Total from investment operations	0.18	0.05	1.20	(1.43)	0.13
Less Distributions:
From net investment income	(0.12)	(0.03)	(0.60)	(0.42)	(0.19)
From net realized gains	–	–	–	–	(0.15)
Total distributions	(0.12)	(0.03)	(0.60)	(0.42)	(0.34)

Net increase from payments by affiliates	–	–	–	0.01 [3]	–

Net asset value, end of period	$8.72	$8.66	$8.64	$8.04	$9.88

Total return[2]	2.06%	0.56%	15.71%	(14.70)%[3]	1.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$629	$1,315	$2,790	$2,222	$5,467

Ratio of expenses to average net assets (including interest expense, commitment fees, and interest on securities sold short):
Before fees waived/recovered[4]	4.10%	4.43%	4.87%	2.63%	2.44%
After fees waived/recovered[4]	2.51%	3.31%	4.29%	2.65%	2.56%

Ratio of net investment income to average net assets (including interest expense, commitment fees, and interest on securities sold short):
Before fees waived/recovered	0.38%	0.23%	1.09%	4.75%	3.27%
After fees waived/recovered	1.97%	1.36%	1.67%	4.73%	3.15%

Portfolio turnover rate[5]	212%	204%	255%	213%	206%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	The advisor reimbursed the Fund $92,173 for losses from a security valuation and two trade errors. Payment had a positive 0.02% impact to the total return.
[4]	If interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.87%, 1.67%, 2.65%, 1.01%, and 0.57% for the years ended April 30, respectively.
[5]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

Note 1 – Organization

Palmer Square Strategic Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets. The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

(b) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

(e) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(f) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also enter into the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

(g) Stock Index Futures

The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

(h) Exchange-Traded Notes

Exchange-Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange-Traded Funds (“ETFs”) and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(i) Total Return Swap Contracts

The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(j) Credit Default Swap Contracts

The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(k) Interest Rate Swap Contracts

The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(l) Currency Swap Contracts

The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

(m) Other

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

(n) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(o) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. The cash collateral is maintained on the Fund's behalf. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2019, the Fund had no securities on loan.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

(p) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At April 30, 2019, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options contracts, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At April 30, 2019, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(q) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

(r) Distributions to Shareholders

The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.99% of the Fund’s average daily net assets, effective February 1, 2015. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.64% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2019, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended April 30, 2019, the Advisor waived all of its advisory fees and absorbed other expenses totaling $228,470. The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. At April 30, 2019, the amount of these potentially recoverable expenses was $693,316. The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2020	$220,460
2021	244,386
2022	228,470
Total	$693,316

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended April 30, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended April 30, 2019, the total fees reduced by earning credits were $8,005. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2019, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At April 30, 2019, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$8,952,172

Gross unrealized appreciation	$94,925
Gross unrealized depreciation	(138,393)
Net unrealized depreciation on investments	$(43,468)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$ 1,250	$ (1,250)

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

As of April 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$96,952
Undistributed long-term capital gains	-
Accumulated earnings	96,952

Accumulated capital and other losses	(54,213,094)
Other accumulated losses	(2,022)
Unrealized depreciation on securities sold short	(42,129)
Unrealized depreciation on investments	(1,339)
Total accumulated deficit	$(54,161,632)

At April 30, 2019, the Fund had $54,213,094 of accumulated capital loss carryforward which consisted of $17,534,163 short-term and $36,678,931 long-term. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended April 30, 2019 and April 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$250,446	$141,982
Long-term capital gains	-	-
Total distributions paid	$250,446	$141,982

Note 5 – Investment Transactions

For the year ended April 30, 2019, purchases and sales of investments excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts, were $20,936,089 and $28,773,722, respectively. Proceeds from securities sold short and cover short securities were $8,593,175 and $7,787,374, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

For the year ended April 30, 2019, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2019, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$1,416,143	$-	$1,416,143
Bonds
Asset-Backed Securities	-	3,229,750	-	3,229,750
Corporate**	-	3,217,783	-	3,217,783
U.S. Government	-	1,021,230	-	1,021,230
Commercial Paper	-	1,893,832	-	1,893,832
Common Stock**	14,081	-	-	14,081
Purchased Options Contracts
Put Options	14,642	1,511	-	16,153
Short-Term Investments	631,814	-	-	631,814
Total	$660,537	$10,780,249	$-	$11,440,786

Liabilities
Bonds
Corporate**	$-	$2,532,082	$-	$2,532,082
Total	$-	$2,532,082	$-	$2,532,082

Other Financial Instruments***
Credit Default Swap Contracts	$-	$(3,889)	$-	$(3,889)
Total	$-	$(3,889)	$-	$(3,889)

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2019 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased option contracts, at fair value	$-	$16,153	$-	$16,153
	$-	$16,153	$-	$16,153

Liabilities
Unrealized depreciation on open swap contracts	$3,889	$-	$-	$3,889
	$3,889	$-	$-	$3,889

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2019 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased option contracts	$-	$(6,647)	$-	$(6,647)
Swaptions contracts	(3,125)	-	-	(3,125)
Swap contracts	7,058	-	-	7,058
Written option contracts	-	1,523	-	1,523
	$3,933	$(5,124)	$-	$(1,191)

	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$(1,712)	$-	$(1,712)
Swap contracts	(2,303)	-	-	(2,303)
Written option contracts	-	(557)	-	(557)
	$(2,303)	$(2,269)	$-	$(4,572)

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2019 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$320,000
Equity contracts	Purchased option contracts	Notional amount	$1,311,020
	Written option contracts	Notional amount	$(12,000)

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on open swap contacts – liability payable	Morgan Stanley	$3,653	$-	$(3,653)	$-
Unrealized depreciation on open swap contacts – liability payable	J.P. Morgan	$236	$-	$(236)	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The Fund did not borrow under the line of credit agreement during the period ended April 30, 2019.

Note 14 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 15 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2019

On June 20, 2019, the Board of Trustees of the Trust has approved a Plan of Liquidation for the Fund which authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, the Fund is closed to all new investment.

The Fund will be liquidated on or about July 22, 2019 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Strategic Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square Strategic Credit Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 27, 2019

Palmer Square Strategic Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Results of Shareholder Meeting

On December 17, 2018, shareholders of the Fund approved the reappointment Palmer Square Capital Management LLC as investment advisor to the Fund. The percentage of share outstanding and entitled to vote that were present by proxy was 56.58%. The number of shares voted were as follows:

For	Against	Abstain	Total
966,749	0	14,013	980,762

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	3	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	3	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	3	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	3	Investment Managers Series Trust II, a registered investment company (includes 10 portfolios).

Palmer Square Strategic Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	3	Investment Managers Series Trust II, a registered investment company (includes 10 portfolios).
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2014	President, UMB Distribution Services (March 2013 – present), EVP/Executive President Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President, Investment Managers Series Trust (June 2014 – June 2019); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

Palmer Square Strategic Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Palmer Square Strategic Credit Fund

EXPENSE EXAMPLE

For the Six Months Ended April 30, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period* 11/1/18 – 4/30/19
Class I
Actual Performance	$ 1,000.00	$ 1,011.50	$ 11.78
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,013.08	$ 11.79

Class A
Actual Performance	$ 1,000.00	$ 1,010.20	$ 13.01
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,011.85	$ 13.02

*	Expenses are equal to the Fund’s annualized expense ratio of 2.36% and 2.61% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square Strategic Credit Fund

A series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Strategic Credit Fund - Class I Shares	PSQIX	461418 451
Palmer Square Strategic Credit Fund - Class A Shares	PSQAX	461418 469

Privacy Principles of the Palmer Square Strategic Credit Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Strategic Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Strategic Credit Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2019	FYE 04/30/2018
Audit Fees	$19,700	$26,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2019	FYE 04/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2019	FYE 04/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	7/09/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	7/09/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	7/09/2019